FIRST AMENDMENT TO

SERVICES AND DEVELOPMENT AGREEMENT

THIS FIRST AMENDMENT TO SERVICES AND DEVELOPMENT AGREEMENT (the “Agreement”) is made and entered into as of the 31st day of December, 2009, by and between NTS MORTGAGE INCOME FUND, a Delaware corporation (“Fund”), and RESIDENTIAL MANAGEMENT COMPANY, a Kentucky corporation (“Residential”)

R E C I T A L S

A.           Effective as of January 1, 2009, Fund and Residential entered into that certain Services and Development Agreement (the “Agreement”), which provided that Residential would manage, develop and operate the Fund’s real properties as set forth in the Agreement.

B.           The Agreement was not renewed by the Fund in accordance with the automatic renewal provisions of the Agreement, but the parties have agreed to extend the term of the Agreement until March 31, 2010, and to modify the provisions contained in Sections 2.2 and 2.3 of the Agreement.

NOW, THEREFORE, in consideration of their mutual undertakings, IT IS AGREED by and between the parties hereto as follows:

1.           As of the date of this First Amendment, the Term of the Agreement is hereby extended through March 31, 2010.

2.           Section 2.2 of the Agreement is hereby modified and amended to read as follows:

“Subject to Section 2.3 hereof, the term of this Agreement shall be for a period commencing on the effective date hereof and ending on March 31, 2010 (the “Term”).”

3.   Section 2.3 of the Agreement is hereby amended and modified to read as follows:

“This Agreement may be renewed only by written agreement of both parties on or before the expiration of the Term.”

4.           This First Amendment may be signed in multiple counterparts, and, when counterparts are executed by all parties, such counterparts shall be deemed an original instrument.

5.           The parties agree that except as expressly amended or modified above, the Agreement shall remain in full force and effect.

IN WITNESS WHEREOF, the parties have entered into this First Amendment to Services and Development Agreement as of the date first written above.

FUND:

NTS MORTGAGE INCOME FUND, a Delaware corporation

/s/ Brian F. Lavin
By:	Brian F. Lavin
Chief Executive Officer and President

RESIDENTIAL:

RESIDENTIAL MANAGEMENT COMPANY, a Kentucky corporation

By:	/s/ Gregory A. Wells
Gregory A. Wells
Executive Vice President